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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 8, 2004


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF JANUARY 1, 2004, PROVIDING FOR THE ISSUANCE OF
             ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-1)


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION
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             (Exact name of registrant as specified in its charter)
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           DELAWARE                       333-104020           33-0727357
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(State or Other Jurisdiction             (Commission         (I.R.S. Employer
of Incorporation)                        File Number)     Identification Number)

         3 Ada
    Irvine, California                                         92618
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                    Item 601 (a) of
                    Regulation S-K
Exhibit No.         Exhibit No.               Description
-----------         -----------               -----------
     1                  5.1                   Opinion and Consent of
                                              Thacher Proffitt & Wood LLP

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 20, 2004

                                       OPTION ONE MORTGAGE ACCEPTANCE
                                       CORPORATION

                                       By: /s/ David S. Wells
                                           ----------------------
                                       Name:   David S. Wells
                                       Title:  Assistant Secretary

                                  EXHIBIT INDEX


                       Item 601 (a) of
                       Regulation S-K
Exhibit No.            Exhibit No.             Description
-----------            -----------             -----------
     1                    5.1                  Opinion and Consent of Counsel